EXHIBIT 21.1
SUBSIDIARIES OF NRG ENERGY, INC.

ENTITY NAME	JURISDICTION
3279405 Nova Scotia Company	Nova Scotia
3283764 Nova Scotia Company	Nova Scotia
7549709 Canada Inc.	Ontario
7644868 Canada Inc.	Ontario
7711565 Canada Inc.	Ontario
Ace Energy, Inc.	New York
Aev Projects LLC	Texas
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
APX Group LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
AWHR America's Water Heater Rentals, L.L.C.	Delaware
Beheer-en Beleggingsmaatschappij Plogema B.V.	Netherlands
Berrians Holdings LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
Bloom Data Solutions LLC	Delaware
Bluewater Wind Delaware LLC	Delaware
Bounce Energy, Inc.	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Calumet Data Solutions LLC	Delaware
Cedar Bayou 5 Holdings LLC	Delaware
Chamon Power LLC	Texas
Choose Who You Use, Inc.	Pennsylvania
Cirro Energy Services, Inc.	Texas
Cirro Group, Inc.	Texas
Collins Data Solutions LLC	Delaware
CPL Retail Energy L.P.	Delaware
Direct Energy (B.C.) Limited	British Columbia
Direct Energy Business, LLC	Delaware
Direct Energy Connected Home Canada Inc.	Alberta
Direct Energy Connected Home US Inc.	Delaware
Direct Energy GP, LLC	Delaware
Direct Energy HoldCo GP LLC	Delaware
Direct Energy Holdings (Alberta) Inc.	Alberta
Direct Energy Leasing, LLC	Delaware
Direct Energy Marketing Limited	Ontario
Direct Energy Marketing LLC	Delaware
Direct Energy Operations, LLC	Delaware

Direct Energy Partnership	Alberta
Direct Energy Services, LLC	Delaware
Direct Energy US Holdings LLC	Delaware
Direct Energy, LP	Texas
Dunkirk Gas Corporation	New York
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company LLC	California
Ecokap Power LLC	Delaware
El Segundo Energy Center II LLC	Delaware
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Electric Junction Data Solutions LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
Energy Choice Solutions LLC	Texas
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Energy Protection Insurance Company	Vermont
Everything Energy LLC	Delaware
First Choice Power, LLC	Texas
Forward Home Security, LLC	Texas
Gateway Energy Services Corporation	New York
GCP Funding Company, LLC	Delaware
Gladstone Power Station Joint Venture	Australia
Green Mountain Energy Company	Delaware
Greens Bayou 6 Holdings LLC	Delaware
Hedionda Energy Storage LLC	Delaware
Home Warranty Holdings Corp.	Delaware
Huntley Power LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Indian River Data Solutions LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware
Ivanpah Project III Holdings, LLC	Delaware
Jewett Data Solutions LLC	Delaware
Jewett Mine LLC	Delaware
Joliet Data Solutions LLC	Delaware
Maplekey UK Finance Limited	United Kingdom
Maplekey UK Limited	United Kingdom

MEC Esenyurt B.V.	Netherlands
MEC San Pascual B.V.	Netherlands
Meriden Gas Turbines LLC	Delaware
Midway-Sunset Cogeneration Company	California
Midwest Generation EME, LLC	Delaware
Midwest Generation Holdings I, LLC	Delaware
Midwest Generation Holdings II, LLC	Delaware
Midwest Generation Holdings III LLC	Delaware
Midwest Generation, LLC	Delaware
Midwest Peaker Holdings, LLC	Delaware
Mission Energy Holdings International, LLC	Delaware
Mission Midway-Sunset Holdings, LLC	Delaware
Mission Midwest Coal, LLC	Delaware
Mission Watson Holdings, LLC	Delaware
NEO Corporation	Minnesota
New Genco GP, LLC	Delaware
New Jersey Power Development LLC	Delaware
Norwalk Power LLC	Delaware
NRG Acquisition Holdings Inc.	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Astoria Investment Holdco LLC	Delaware
NRG Astoria Power LLC	Delaware
NRG Berrians East Development LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Business Marketing LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Carbon 360 LLC	Delaware
NRG Cedar Bayou 5 LLC	Delaware
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Chalk Point CT LLC	Delaware
NRG Coal Development Company LLC	Delaware
NRG Common Stock Finance I LLC	Delaware
NRG Common Stock Finance II LLC	Delaware
NRG Construction LLC	Delaware
NRG Controllable Load Services LLC	Delaware
NRG Cottonwood Tenant LLC	Delaware
NRG Curtailment Solutions Canada, Inc.	British Columbia
NRG Curtailment Solutions, Inc.	New York
NRG Demand Response Holdings LLC	Delaware
NRG dGen Advisory Services LLC	Delaware

NRG Dispatch Services LLC	Delaware
NRG Distributed Energy Resources Holdings LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG East Generation Holdings LLC	Delaware
NRG ECOKAP Holdings LLC	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Energy Center Eagles LLC	Delaware
NRG Energy Center Oxnard LLC	Delaware
NRG Energy Gas & Wind Holdings, Inc.	Delaware
NRG Energy Holdings Inc.	Delaware
NRG Energy Services Group LLC	Delaware
NRG Energy Services LLC	Delaware
NRG Energy, Inc.	Delaware
NRG Fuel Resources LLC	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Generation Holdings Inc.	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Greens Bayou 6 LLC	Delaware
NRG Greens Bayou Mobile Energy Solutions LLC	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Services LLC	Texas
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Homer City Services LLC	Delaware
NRG HQ DG LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG Indian River Storage LLC	Delaware
NRG International LLC	Delaware
NRG Jewett Energy Center LLC	Delaware
NRG Lease Co, LLC	Delaware
NRG Limestone 3, LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidCon Development LLC	Delaware
NRG Midwest Holdings LLC	Delaware
NRG Midwest Storage LLC	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Ohio Pipeline Company LLC	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oxbow Holdings LLC	Delaware
NRG Pecos Bend Energy Center LLC	Delaware

NRG Portable Power LLC	Delaware
NRG Potrero Development LLC	Delaware
NRG Prairie Energy Center LLC	Delaware
NRG Procurement Company LLC	Nevada
NRG Protects Inc. (CA)	California
NRG Protects Inc. (IL)	Illinois
NRG Receivables LLC	Delaware
NRG Reliability Solutions LLC	Delaware
NRG Repowering Holdings LLC	Delaware
NRG Residential Solar Solutions LLC	Delaware
NRG Retail LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG Security LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar Arrowhead LLC	Delaware
NRG Solar CVSR Holdings 2 LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar SC Stadium LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG Storage Fabrication & Delivery LLC	Delaware
NRG Storage on Demand NY LLC	Delaware
NRG Sustainability Solutions LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG THW GT LLC	Delaware
NRG Tolar Power LLC	Delaware
NRG Transmission Holdings LLC	Delaware
NRG ULC Parent, Inc.	Delaware
NRG Victoria I Pty Ltd	Australia
NRG VPP LLC	Delaware
NRG VPP Solutions LLC	Delaware
NRG Warranty Services LLC	Delaware
NRG Waukegan Storage LLC	Delaware
NRG West Coast LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Will County Storage LLC	Delaware
NRG Wolf Bone Energy Center LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland

NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
Peaker Power Holdings, LLC	Texas
Petra Nova Holdings LLC	Delaware
Phoenix Power Holdings, LLC	Delaware
Port Comfort Power LLC	Texas
Pure Energies Group ULC	Nova Scotia
Pure Energies Solar Services Inc.	Ontario
Pure Group, Inc.	California
Redback Power LP, LLC	Delaware
Redback Power, LLC	Delaware
Reliant Charitable Foundation	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
RERH Holdings, LLC	Delaware
Roof Diagnostics Solar and Electric LLC	New Jersey
Roof Diagnostics Solar and Electric of NY, LLC	New York
Roof Diagnostics Solar Holdings LLC	Delaware
RSG Holding Corp.	Delaware
Sabrooke Data Solutions LLC	Delaware
Saguaro Power LLC	Delaware
San Jacinto Cogeneration LLC	Delaware
San Joaquin Energy, LLC	California
SGE Energy Sourcing, LLC	Delaware
SGE Texas Holdco, LLC	Texas
SJRR Power Holdco LLC	Delaware
SJRR Power LLC	Texas
Smart Home Pros, Inc.	Utah
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Solar Pure Energies ULC	Nova Scotia
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
Station A LLC	Delaware
Strategic NRG Acquisition Corp.	Delaware
Strategic NRG Sponsor LLC	Delaware
Stream Energy Columbia, LLC	Delaware
Stream Energy Delaware, LLC	Delaware
Stream Energy Illinois, LLC	Delaware

Stream Energy Maryland, LLC	Delaware
Stream Energy New Jersey, LLC	Delaware
Stream Energy New York, LLC	Delaware
Stream Energy Pennsylvania, LLC	Delaware
Stream Georgia Gas SPE, LLC	Georgia
Stream Ohio Gas & Electric, LLC	Ohio
Stream SPE GP, LLC	Texas
Stream SPE, Ltd.	Texas
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Services, LP	Texas
Texas Peaker Power, LLC	Delaware
Three+ Venture Group LLC	Delaware
THW Holdings LLC	Delaware
US Retailers LLC	Delaware
Valle Del Sol Energy, LLC	Delaware
Victoria Port Power II Holdco LLC	Delaware
Victoria Port Power II LLC	Texas
Victoria WLE, LP	Texas
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
Vivint Amigo, Inc.	Delaware
Vivint Funding Holdings LLC	Delaware
Vivint Funding US LLC	Delaware
VIVINT GIVES BACK	Utah
Vivint Group LLC	Delaware
Vivint LLC	Utah
Vivint Louisiana LLC	Louisiana
Vivint Purchasing, LLC	Utah
Vivint Services Canada Inc.	British Columbia
Vivint Servicing LLC	Delaware
Vivint Smart Home, Inc.	Delaware
Vivint VI Holdings, LLC	Delaware
Vivint Warranty and Home Insurance, LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
Wharton County Generation, LLC	Texas
WTU Retail Energy L.P.	Delaware
XOOM Energy California, LLC	California
XOOM Energy Canada, ULC	Nova Scotia

XOOM Energy Connecticut, LLC	Connecticut
XOOM Energy Delaware, LLC	Delaware
XOOM Energy Georgia, LLC	Georgia
XOOM Energy Global Holdings, LLC	Delaware
XOOM Energy Illinois LLC	Illinois
XOOM Energy Indiana, LLC	Indiana
XOOM Energy Kentucky, LLC	Kentucky
XOOM Energy Maine, LLC	Maine
XOOM Energy Maryland, LLC	Maryland
XOOM Energy Massachusetts, LLC	Massachusetts
XOOM Energy Michigan, LLC	Michigan
XOOM Energy New Hampshire, LLC	New Hampshire
XOOM Energy New Jersey, LLC	New Jersey
XOOM Energy New York, LLC	New York
XOOM Energy Ohio, LLC	Ohio
XOOM Energy Pennsylvania, LLC	Pennsylvania
XOOM Energy Rhode Island, LLC	Rhode Island
XOOM Energy Texas, LLC	Texas
XOOM Energy Virginia, LLC	Virginia
XOOM Energy Washington D.C., LLC	District of Columbia
XOOM Energy, LLC	Delaware
XOOM Solar, LLC	Delaware